Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
Highmore Managed Volatility Fund
Institutional Class HMVZX
Advisor Class HMVQX

Supplement dated January 9, 2017 to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated November 1, 2016.

Convexity Partners, LLP, a Sub-Advisor to the Fund, has changed its name to Carmika Partners, LLP.  Effective immediately, all references in the Prospectus and SAI to “Convexity Partners, LLP” are hereby removed and replaced with “Carmika Partners, LLP.”

Rosen Capital Advisors, LLC, a Sub-Advisor to the Fund, has a new address.  The third paragraph under the “Investment Sub-Advisors” sub-section beginning on page 29 of the Prospectus has been revised as follows:

“Rosen Capital Advisors, LLC, located at 11835 W. Olympic Blvd., Suite 625E, Los Angeles, CA 90064, manages a portion of the Fund’s assets.”

Effective immediately, the fifth paragraph under “The Fund’s Investment Advisor and Sub-Advisors” section beginning on page 43 in the SAI is revised as follows:

As of the date of this SAI, AlphaParity, LLC, located at 430 Park Avenue, 12th Floor, New York, NY 10022, Carmika Partners, LLP, located at 24 Rochester Mews, London, United Kingdom NW1 9JB, and Rosen Capital Advisors, LLC, located at 11835 W. Olympic Blvd., Suite 625E, Los Angeles, CA 90064, have been selected as the Fund’s Sub-advisors.  The Sub-Advisor separately manages portions of the Fund’s assets using the sub-strategies described in the Prospectus. The Advisor is responsible for allocating the Fund’s assets among one or more of the Sub-Advisors and may also manage a portion of the Fund’s assets directly.  Mr. Shlomo K. Gross is considered to be a control person of AlphaParity, LLC by virtue of his ownership of over 25% of the firm.  Manjeet S. Mudan and Martin Vestergaard are considered to be control persons of Carmika Partners, LLP by virtue of their individual ownership of at least 25% of the firm.  John K. Rosen is considered to be a control person of Rosen Capital Advisors, LLC by virtue of his ownership of over 25% of the firm.

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You should read this Supplement in conjunction with the Prospectus and the SAI.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 844-HMRFUND (844-467-3863).

Please retain this Supplement for future reference.